UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF INDIANA HAMMOND DIVISION AT LAFAYETTE

IN RE INOTIV STOCKHOLDER DERIVATIVE LITIGATION	Case No. 4:22-cv-00064-PPS-AZ STIPULATION OF SETTLEMENT

This Stipulation of Settlement (“Stipulation” or “Settlement”) is made and entered into by and among plaintiffs Sergio Grobler (“Grobler”) and William Noble Burkart (“Burkart”) (together, the “Federal Derivative Plaintiffs”) and Matthew Whitfield (“Whitfield”) and Michael Castro (“Castro”) (together the “State Derivative Plaintiffs” and collectively with the Federal Derivative Plaintiffs, “Plaintiffs”), on behalf of themselves and derivatively on behalf of Inotiv, Inc. (“Inotiv” or the “Company”), defendants Robert W. Leasure, Jr. (“Leasure”), Beth A. Taylor (“Taylor”), Carmen Wilbourn (“Wilbourn”), Gregory C. Davis (“Davis”), Richard A. Johnson (“Johnson”), Dr. John E. Sagartz (“Sagartz”), R. Matthew Neff (“Neff”), Nigel Brown (“Brown”), and Scott Cragg (“Cragg”) (together, the “Individual Defendants” or “Settling Defendants”), and nominal defendant Inotiv (together with Plaintiffs and the Settling Defendants, the “Settling Parties”). The Stipulation is intended by the Settling Parties to fully, finally, and forever resolve, discharge, and settle the Released Claims1 upon Court approval and subject to the terms and conditions hereof.
I.THE LITIGATION

The Derivative Actions arise out of the Company’s November 5, 2021 business combination (the “Merger”) with Envigo RMS LLC (“Envigo”), a global provider of research models and services with facilities in the United States and abroad, including a facility in Cumberland, Virginia (the “Cumberland Facility”), and certain related disclosures. Specifically, Plaintiffs allege that the Individual Defendants breached their fiduciary duties owed to Inotiv and its stockholders by failing to disclose certain regulatory and legal compliance risks stemming from the Merger. Inotiv and the Individual Defendants deny those claims.

1 All capitalized terms not otherwise defined shall have the meanings ascribed to them in Section
V.1. herein.

On September 21, 2021, the Company announced that it was acquiring Envigo. On October 5, 2021, Inotiv filed a proxy statement with the U.S. Securities and Exchange Commission (“SEC”) on Schedule 14A concerning its planned Merger with Envigo. The Merger closed on November 5, 2021.
On November 15, 2021, the U.S. Department of Agriculture (the “USDA”) issued its final report for an inspection that it had conducted at the Cumberland Facility on July 20–21, 2021. That report included citations for certain violations of the Animal Welfare Act, 7 U.S.C. § 2131 (the “AWA”). The USDA conducted four additional inspections of the Cumberland Facility before May 8, 2022.
On May 18, 2022, USDA agents and other federal and state law enforcement agencies, including the U.S. Department of Justice (“DOJ”), executed a search and seizure warrant at the Cumberland Facility and moved for an ex parte temporary restraining order in the action captioned United States of America v. Envigo RMS, LLC, Case No. 6:22-cv-00028-NKM (W.D. Va.) (the “Envigo Action”).
The Company disclosed both the execution of the search and seizure warrant and the

Envigo Action on May 20, 2022 in a Form 8-K filed with the SEC.
On June 13, 2022, the Company announced it was closing the Cumberland Facility.
On July 18, 2022, Inotiv announced it had settled the Envigo Action with the DOJ and the
USDA.
A.The Consolidated Federal Derivative Action
1.The Grobler Action

On September 9, 2022, Plaintiff Grobler initiated an action alleging derivative claims on behalf of Inotiv against the Individual Defendants in the U.S. District Court for the Northern

District of Indiana in the action captioned Grobler v. Leasure, et al., Cause No. 4:22-cv-00064 (N.D. Ind.) (the “Grobler Action”). Plaintiff Grobler did not make a pre-suit litigation demand on Inotiv’s Board of Directors (the “Board”). The Grobler Action brought claims for breaches of fiduciary duty, gross mismanagement, abuse of control, waste of corporate assets, and violations of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”).
2.The Burkhart Action

On January 4, 2023, Plaintiff Burkart filed a substantially similar complaint alleging derivative claims on behalf of Inotiv against the Individual Defendants in the U.S. District Court for the Northern District of Indiana in the action captioned Burkhart v. Leasure, et al., Cause No. 4:23-cv-00003 (N.D. Ind.) (the “Burkhart Action”). Plaintiff Burkhart did not make a pre-suit litigation demand on Inotiv’s Board. Like the Grobler Action, the Burkhart Action asserted claims for breaches of fiduciary duty, violations of Section 14(a) of the Exchange Act, and contribution for violations of Section 10(b) and 21D of the Exchange Act.
On April 25, 2024, the Court consolidated the Grobler Action and the Burkhart Action under the caption In re Inotiv Stockholder Derivative Litigation, Lead Case No. 4:22-cv-00064- PPS-AZ (N.D. Ind.) (the “Federal Derivative Action”). Also on that date, The Rosen Law Firm,
P.A. and Glancy Prongay & Murray LLP were appointed as Co-Lead Counsel, and Williams Law Group, LLC was appointed as Liaison Counsel. The Federal Derivative Action was twice stayed pending the outcome of certain proceedings in the related securities class action captioned In re Inotiv, Inc. Securities Litigation, Cause No. 4:22-cv-045-PPS-JEM (N.D. Ind.) (the “Securities Class Action”).

Plaintiffs Grobler and Burkhart filed a consolidated amended complaint on June 24, 2024, asserting causes of action for breach of fiduciary duty and violations of Sections 10(b) and 14(a) of the Exchange Act, 15 U.S.C. §§ 78j(b), 78n(a).
During the pendency of the stay, Plaintiffs Grobler and Burkhart received and conducted a targeted review of over 60,000 documents produced in the Securities Class Action (the “Document Production”), which were produced to Plaintiffs Grobler and Burkhart as part of the stay agreement entered into in connection with the Federal Derivative Action.
B.The Consolidated State Derivative Action

1.The Whitfield Action

On January 20, 2023, Plaintiff Whitfield served the Inotiv Board with a litigation demand, which demanded, among other things, that the Board investigate, take remedial action, and initiate suit against certain of the Company’s current and former officers and directors for alleged breaches of fiduciary duties and other violations of law. The Board confirmed receipt of Plaintiff Whitfield’s demand on January 25, 2023.
On April 17, 2023, Plaintiff Whitfield filed his action alleging derivative claims on behalf of Inotiv in Tippecanoe Circuit Court. That case is captioned Matthew Whitfield v. Nigel Brown, et al., Cause No. 79C01-2304-PL-000048 (the “Whitfield Action”). The Whitfield Action alleges claims for breach of fiduciary duty, aiding and abetting thereof, and waste of corporate assets.
The Whitfield Action was also subsequently stayed by agreement dated June 20, 2023.

2.The Castro Action

On January 23, 2023, Plaintiff Castro sent the Inotiv Board a substantially similar litigation demand to Plaintiff Whitfield’s, which demanded, among other things, that the Board investigate, take remedial action, and initiate suit against certain of the Company’s current and former officers and directors for breaches of fiduciary duties and other violations of law. The Board confirmed receipt of Plaintiff Castro’s demand on January 25, 2023.
On June 2, 2023, Plaintiff Castro filed his action alleging derivative claims on behalf of Inotiv in the Marion Superior Court. That case is captioned Michael Castro v. Robert W. Leasure, et al., Case No. 49D01-2306-PL-022213 (the “Castro Action”) and asserts claims for breaches of fiduciary duty, corporate waste, and unjust enrichment.
On August 23, 2023, the parties to the Castro Action jointly moved to transfer the Castro Action to Tippecanoe Circuit Court and to consolidate the Castro Action with the Whitfield Action in Tippecanoe Circuit Court. Following transfer of the Castro Action to Tippecanoe Circuit Court, the Tippecanoe Circuit Court consolidated the Whitfield and Castro Actions under the caption In re Inotiv, Inc. Shareholder Derivative Litigation, Cause No. 79C01-2304-PL-000048 (Tippecanoe County Circuit Court) (the “State Derivative Action” and together with the Federal Derivative Action, the “Derivative Actions”).
On August 24, 2023, the law firms of Johnson Fistel, PLLP and Rigrodsky Law, P.A. were appointed as Co-Lead Counsel and Parr Richey Frandersen Patterson Kruse, LLP and Shartzer Law Firm, LLC were appointed as Co-Liaison Counsel. The parties to the State Derivative Action twice agreed to a stay pending the outcome of certain proceedings in the Securities Class Action. In connection with the stay agreement pending as of the date of this Stipulation, Plaintiffs Castro and Whitfield received and conducted a targeted review of the Document Production.
C.Settlement Negotiations

In or around November 2024, the Settling Parties, as well as the parties to the related Securities Class Action, agreed to explore a potential resolution of the Derivative Actions and the Securities Class Action before Robert A. Meyer of JAMS (“Mr. Meyer” or the “Mediator”), a

highly experienced mediator in derivative and securities litigation. On February 24, 2025, counsel for the Settling Parties attended an in-person, all-day mediation with the Mediator in New York, New York in an attempt to reach a settlement. The mediation involved an extended effort to settle the claims and was preceded by the exchange of information by the Settling Parties, including Plaintiffs’ submission of an extensive settlement demand and a mediation statement that referenced documents Defendants previously produced. While the mediation was productive, the Settling Parties were unable to reach an agreement at mediation.
For several months thereafter, the Settling Parties continued to engage in settlement communications under the guidance of, and facilitated by, the Mediator
As a result of the mediation and subsequent arm’s-length settlement negotiations overseen by the Mediator, on September 25, 2025, the Settling Parties executed the Term Sheet articulating terms that, subject to approval of the Court, resolve the Derivative Actions and the Released Claims as further described herein. The substantive consideration for the Settlement (defined herein) is incorporated herewith as Exhibit A to this Stipulation.
II.PLAINTIFFS’ CLAIMS AND SETTLEMENT RECOMMENDATION

Plaintiffs and Plaintiffs’ Counsel believe that the claims asserted in the Derivative Actions have merit. Plaintiffs’ entry into this Stipulation is not intended to be, and shall not be construed as, an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Actions. Plaintiffs and Plaintiffs’ Counsel have, however, taken into account the substantial time, expense, and uncertainty inherent in any attempt to improve upon the result through continued prosecution of the Derivative Actions through trial and any subsequent appeal, including problems of proof, challenges in overcoming the many unique defenses available to the Individual Defendants in derivative litigation, the Individual Defendants’ advancement and indemnification rights, and the difficulties of proving and collecting any potential damages awarded at trial. Plaintiffs and Plaintiffs’ Counsel are also mindful of the costs and disruption further litigation would impose upon the Company.
Based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Inotiv and its stockholders, Plaintiffs and Plaintiffs’ Counsel have determined that the Settlement’s guarantee of substantial benefits conferred upon the Company, as reflected in Exhibit A hereto, render the Settlement fair, reasonable, and adequate consideration for forgoing the pursuit of a potentially superior recovery through further litigation, and serves the best interests of Inotiv and its stockholders.
Plaintiffs’ and Plaintiffs’ Counsel’s conclusion is based on their extensive investigation and evaluation of the available public and non-public information. Plaintiffs’ Counsel’s investigation included compilation, review, and analysis of, among other things: (i) the Company’s press releases and recorded or transcribed public statements in connection with quarterly earnings releases, year-end results, annual stockholder meetings, and other meetings and communications with investors and analysts; (ii) Inotiv’s regulatory filings, including filings with the SEC; (iii) news and business media reports about Inotiv; (iv) investment and securities analysts’ reports and advisories; (v) internal Inotiv documents, including a targeted review and evaluation of the Document Production, consisting of over 60,000 documents produced in the related Securities Class Action obtained by Plaintiffs by agreement; (vi) court filings in the Securities Class Action and in the Envigo Action; and (vii) other publicly available information.
Plaintiffs and Plaintiffs’ Counsel’s decision is further informed by their thorough analysis of the facts and law governing the applicable derivative standing and pleading requirements,

substantive claims and defenses, and damages and disgorgement remedies. Plaintiffs and Plaintiffs’ Counsel’s assessment of the facts and legal issues material to their recommendation in favor of the Settlement was honed and refined in the course of drafting pleadings and amended pleadings, preparing and submitting a mediation statement and settlement demands, and during the many months of substantive written and verbal exchanges with Defendants’ Counsel and the Mediator.
Accordingly, Plaintiffs and Plaintiffs’ Counsel have agreed to settle the Derivative Actions upon the terms and subject to the conditions set forth herein.
III.THE SETTLING DEFENDANTS’ AND INOTIV’S DENIALS OF WRONGDOING AND LIABILITY

The Settling Defendants and Inotiv deny each and every one of the claims and contentions alleged by Plaintiffs. The Settling Defendants and Inotiv expressly deny all allegations of wrongdoing or liability against all or any of them, or any other current or former Inotiv directors or officers, arising out of, based upon, or related to any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Derivative Actions. Without limiting the foregoing, the Settling Defendants and Inotiv deny, among other things, that they or any other current or former Inotiv directors or officers engaged in or committed any fraud, any violation of law, any breach of duty, or any other wrongdoing or improper conduct whatsoever. The Settling Defendants and Inotiv further deny that Plaintiffs, Inotiv, or Inotiv’s stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Actions or otherwise. The Settling Defendants have further asserted and continue to assert that at all times, they and all other current or former Inotiv directors or officers acted in good faith and in a manner they reasonably believed to be in the best interests of Inotiv and its stockholders. The Settling Defendants and Inotiv maintain that they had and have meritorious defenses to all of the allegations in the Derivative Actions and that had the terms of this

Stipulation not been reached, Settling Defendants and Inotiv would have continued to vigorously contest Plaintiffs’ allegations.
Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Actions. The Settling Defendants are entering into this Stipulation solely because the proposed Settlement would eliminate the burden, expense, and distraction of further litigation, and without admitting any wrongdoing or liability whatsoever.
Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation, including all of the commitments and undertakings agreed to by the Settling Defendants, and all attached Exhibits hereto, shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. Nor shall this Stipulation be construed as, or deemed to be evidence of, an admission or concession by any Settling Defendant of any infirmity in the defenses that Settling Defendants have, or could have, asserted in the Derivative Actions.
IV.THE    SPECIAL    LITIGATION    COMMITTEE’S    APPROVAL    OF    THE SETTLEMENT TERMS

The Special Litigation Committee of Inotiv’s Board, comprised of the Board’s non- defendant members, all of whom meet the definition of “disinterested” directors pursuant to Chapter 32 of the Indiana Business Corporation Law, Indiana Code 23-1-32-4(d), acting by unanimous resolution, has determined that the Settlement confers substantial corporate benefits on Inotiv and its stockholders, and is, in all respects, fair, adequate, and reasonable and in the best interests of the Company and its stockholders. The Special Litigation Committee further acknowledges that the initiation and prosecution of the Derivative Actions and the litigation efforts of the Plaintiffs and their counsel were a material and substantial cause of the benefits of the Settlement, including: (i) the Company’s ability to resolve the Securities Class Action within insurance policy limits and without any direct monetary contribution from the Company; (ii) the corporate governance measures reflected in Exhibit A; and (iii) the $2,490,000 monetary payment (the “Settlement Amount”) to be paid by certain of the Company’s insurer(s) for the Company’s benefit.
V.TERMS OF THE STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among

Plaintiffs (for themselves and derivatively on behalf of Inotiv), by and through Plaintiffs’ Counsel, and the Settling Defendants and Inotiv, by and through their attorneys of record, that in exchange for the consideration set forth below, the Derivative Actions and Released Claims shall be fully, finally, and forever compromised, settled, discharged, relinquished, and released, and the Derivative Actions shall be dismissed with prejudice within seven (7) days following the expiration of the period to appeal entry of a final order approving the settlement, upon and subject to the terms and conditions of this Stipulation, as follows:
1.Definitions
To the extent not otherwise defined herein, the following terms, as used in this Stipulation, have the meanings specified below. In the event of any inconsistency between any definition set forth below and any definition in any other document related to the Settlement, the definition set forth below shall control:
1.“Court” means the U.S. District Court for the Northern District of Indiana.

2.“Current Inotiv Stockholder(s)” means any Person(s) who are record or beneficial owners of Inotiv common stock as of the date of the execution of this Stipulation and who continue to hold their Inotiv common stock as of the date of the Settlement Hearing, excluding the Individual Defendants, the officers and directors of Inotiv, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.
3.“Derivative Actions” means collectively: (i) In re Inotiv Stockholder Derivative Litigation, Lead Case No. 4:22-cv-00064-PPS-AZ (N.D. Ind.) (the “Federal Derivative Action”), and (ii) In re Inotiv, Inc. Shareholder Derivative Litigation, Cause No. 79C01-2304-PL-000048 (Tippecanoe County Circuit Court) (the “State Derivative Action”).
4.“Effective Date” means the first date by which all of the events and conditions specified in Section V.6.1 of this stipulation have been met and have occurred.
5.“Final” means the time when the Judgment has not been reversed, vacated, or modified in any way and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Derivative Actions; or (2) an appeal has been filed and the court(s) of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed and the appellate court mandate(s) has/have issued; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal that concerns only the issue of attorneys’ fees and expenses or the payment of service awards to Plaintiffs. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to the application for attorneys’ fees, costs, or expenses or the payment of service awards to Plaintiffs shall not in any way delay or preclude the Judgment from becoming Final.
6.“Final Order and Judgment” or “Judgment” means the judgment to be rendered by the Court in the Actions upon its final approval of the Settlement, substantially in the form attached as Exhibit C hereto.
7.“Individual Defendants” or “Settling Defendants” means defendants Leasure, Taylor, Wilbourn, Davis, Johnson, Sagartz, Neff, Brown, and Cragg.
8.“Inotiv” or the “Company” means Inotiv, Inc., including, but not limited to, its predecessors, successors, partners, joint ventures, subsidiaries, affiliates, divisions, and assigns.
9.“Long-Form Notice” means the notice in substantially similar form as the notice attached as Exhibit B-1 hereto.
10.“Person” means an individual, corporation, limited liability company, professional corporation, limited liability partnership, partnership, limited partnership, association, joint venture, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity, and each of their spouses, heirs, predecessors, successors, representatives, or assignees.
11.“Plaintiffs” means Plaintiffs Sergio Grobler, William Noble Burkart, Matthew Whitfield, and Michael Castro.
12.“Plaintiffs’ Counsel” means the law firms of The Rosen Law Firm, P.A., Glancy Prongay & Murray LLP, Johnson Fistel, PLLP, Rigrodsky Law, P.A., and Liaison Counsel

Williams Law Group, LLC, Parr Richey Frandersen Patterson Kruse, LLP, and Shartzer Law Firm, LLC.
13.“Related Person(s)” means: (i) as to Inotiv, Inotiv’s past or present directors, officers, managers, employees, partners, agents, attorneys, accountants, auditors, banks, insurers, excess insurers, reinsurers, co-insurers, advisors, consultants, experts, successors, subsidiaries, divisions, joint ventures, assigns, general or limited partnerships, limited liability companies, any entity in which Inotiv has a controlling interest, and all officers, directors and employees of Inotiv’s current and former subsidiaries; and (ii) as to the Settling Defendants, (1) each spouse, immediate family member, heir, executor, estate, administrator, agent, attorney, accountant, auditor, bank, insurer, excess insurer, co-insurer, re-insurer, advisor, consultant, expert, or affiliate of any of them, (2) any trust in respect of which any Settling Defendant, or any spouse or family member thereof serves as a settlor, beneficiary, or trustee, and (3) any entity in which a Settling Defendant, or any spouse or immediate family member thereof, holds a controlling interest or for which a Settling Defendant has served as an employee, director, officer, managing director, advisor, general partner, limited partner, or member and any collective investment vehicle which is advised or managed by any of them.
14.“Released Claims” means all claims, demands, rights, liabilities, and claims for relief of every nature and description whatsoever, known or unknown (as set forth in Section V.5.), that have been, or could have been, asserted in the Derivative Actions by Plaintiffs, Inotiv, or any Inotiv stockholder alleging derivative claims on behalf of Inotiv against the Settling Defendants and Released Persons arising out of, or relating to, any of the facts, transactions, events, matters, occurrences, acts, disclosures, statements, alleged omissions, or alleged failures to act in connection with or related to the facts alleged in the Derivative Actions.

15.“Released Persons” means the Settling Defendants, Inotiv, and their respective Related Persons. As defined in Section V.1.13. above, Related Persons includes, but is not limited to, all current and former Inotiv directors and officers, including all those who are named as defendants in the stockholder Derivative Actions described in Section I, above. “Released Person” means, individually, each of the Released Persons.
16.“Securities Class Action” means the securities class action captioned In re Inotiv, Inc. Securities Litigation, Cause No. 4:22-cv-045-PPS-JEM (N.D. Ind.).
17.“Settlement” means the agreement, terms, and conditions contained in this Stipulation dated December 18, 2025 and its exhibits.
18.“Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement and determine: (i) whether to enter Judgment; and (ii) any other matters before the Court, at the Court’s discretion.
19.“Settlement Notice” means the notice of the proposed Settlement substantially in the forms attached hereto as Exhibits B-1 (“Long-Form Notice”) and B-2 (“Short-Form Notice”).
20.“Settling Parties” means, collectively, Plaintiffs, the Settling Defendants, and Inotiv. “Settling Party” means, individually, each of the Settling Parties.
21.“Short-Form Notice” means the notice in substantially similar form as attached hereto as Exhibit B-2.
22.“Stipulation” means this Stipulation of Settlement dated December 18, 2025 and its exhibits.
23.“Term Sheet” means the Settlement Term Sheet dated September 25, 2025.

24.“Unknown Claims” means any actions, suits, claims, demands, rights, liabilities, and causes of action, which Plaintiffs, Inotiv, or an Inotiv stockholder does not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons, including claims which, if known by him, her, or it, might have affected his, her, or its settlement with, and release of the Released Persons, or might have affected his, her, or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiffs, Inotiv, and Inotiv’s stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights, and benefits of California Civil Code §1542, and by any law of any state or territory of the United States or any other state, sovereign, or jurisdiction, or any principle of common law that is similar, comparable, or equivalent to Section 1542 of the California Civil Code, which provides:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Settling Parties and/or any Inotiv stockholder may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law, or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and every Inotiv stockholder shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

2.Terms of the Settlement

1.Inotiv shall adopt and implement the corporate governance measures detailed in Exhibit A hereto within sixty (60) days after the Effective Date of Settlement, to remain in effect for no less than five (5) years from the Effective Date of Settlement (the “Commitment Term”), subject only to modifications required by applicable laws, regulations, or stock exchange rules or standards. The Settling Parties acknowledge that the corporate governance measures shall be implemented and maintained in a manner consistent with applicable law and shall not be interpreted to require any act or omission that would conflict with, or prevent the Board from acting in accordance with, its fiduciary duties to the Company and its stockholders.
2.No later than thirty (30) days after the Effective Date, the Settling Defendants shall cause certain of Inotiv’s insurer(s) to pay the Settlement Amount of $2,490,000.00 to Inotiv’s designated agent for the benefit of Inotiv.
3.The Company, through a unanimous resolution of the Special Litigation Committee of the Board, acknowledges and agrees that the corporate governance measures set forth in Exhibit A to this Stipulation confer substantial corporate benefits upon Inotiv and its stockholders and are in all respects, fair and reasonable and in the best interests of the Company and its stockholders.
4.The Company further acknowledges and agrees, through a unanimous resolution of the Special Litigation Committee of the Board, that the initiation and prosecution of the Derivative Actions and the litigation efforts of Plaintiffs and Plaintiffs’ Counsel were a material and substantial cause of: (i) the Company’s ability to resolve the related Securities Class Action within insurance policy limits and without any direct monetary contribution from the Company; and (ii) the establishment of the corporate governance measures detailed in Exhibit A hereto.

5.The Company further acknowledges and agrees, through a unanimous resolution of the Special Litigation Committee of its Board, that the pendency, prosecution, and settlement of the Derivative Actions and the litigation efforts of Plaintiffs and Plaintiffs’ Counsel were a material and substantial cause of corporate governance measures the Company implemented prior to reaching an agreement in principle, but after the commencement of the Derivative Actions, as detailed in Exhibit A hereto.
3.Procedure for Implementing the Settlement
1.No later than ten (10) business days after the execution of this Stipulation, Plaintiffs shall submit the Stipulation together with its Exhibits to the Court and shall move for entry of an order substantially in the form of Exhibit B hereto (the “Preliminary Approval Order”), requesting, among other things, the preliminary approval of the Settlement set forth in the Stipulation, and approval for the filing and publication of the Settlement Notice, substantially in the forms attached hereto as Exhibits B-1 and B-2, which shall include the general terms of the Settlement set forth in the Stipulation and the date of the Settlement Hearing as described herein.
2.Within ten (10) business days following the Court’s entry of the Preliminary Approval Order, Inotiv shall issue notice of the Settlement, which shall consist of: (i) causing the Stipulation and Long-Form Notice to be filed with the SEC, along with an SEC Form 8-K; (ii) publishing the Short-Form Notice one time in Investor’s Business Daily or www.Investors.com;
and (iii) the posting of the SEC Form 8-K with attachments on the “Investor Relations” page of https://www.inotiv.com, the address of which shall be set forth in the Settlement Notice, and shall remain on the Company’s website until the judgment becomes Final. Inotiv, or its insurance carriers, shall bear all costs associated with this Settlement Notice, or any other form or manner of notice approved and/or required by the Court. The Settling Parties agree that the content and manner of notice set forth herein constitutes adequate and reasonable notice to Current Inotiv

Stockholders under applicable law and consistent with due process standards. At least seven (7) calendar days before the Settlement Hearing, Defendants’ Counsel shall file with the Court a declaration confirming the effectuation of the notice program as ordered by the Court.
3.Plaintiffs will also request that no less than forty-five (45) days after the Settlement Notice is given, the Court will hold a Settlement Hearing in the Derivative Actions to consider and determine whether the Final Order and Judgment, substantially in the form of Exhibit C hereto, should be entered: (a) approving the terms of the settlement as fair, reasonable, and adequate; and (b) dismissing with prejudice the Actions against the Settling Defendants.

4.Within seven (7) days after entry of the Preliminary Order, Plaintiffs shall file appropriate papers in the State Derivative Action that: (i) inform the Indiana state court of the Settlement and this Stipulation; and (ii) request a further stay of the State Derivative Action pending final approval of this Stipulation by this Court. Within seven (7) days of the Judgment becoming Final, Plaintiffs shall file the necessary paperwork to effectuate dismissal of the State Derivative Action with prejudice.
5.Pending the Effective Date of Settlement, the Settling Parties shall not file or prosecute any other actions or proceedings relating to the Settlement.
4.Plaintiffs’ Counsel’s Separately Negotiated Attorneys’ Fees and Expenses
1.The Settling Parties agree that Plaintiffs’ Counsel are entitled to an award of reasonable attorneys’ fees and expenses based upon the substantial corporate benefits conferred upon the Company and Current Inotiv Stockholders by the Settlement. After negotiating the substantive terms of the Settlement, counsel for the Settling Parties, with the substantial assistance of the Mediator, separately negotiated the agreed-to Fee and Expense Amount. As a result of these negotiations, and in consideration of the substantial corporate benefits to Inotiv achieved through the efforts of Plaintiffs’ Counsel, the Defendants agreed to a Fee and Expense Amount not to exceed $2,250,000, subject to Court approval.
2.Inotiv shall cause the Fee and Expense Amount, which shall be funded entirely by certain of its insurer(s), to be deposited by wire transfer into an escrow account controlled by a representative of Plaintiffs’ Counsel (the “Escrow Account”). Such payment shall be effectuated within thirty (30) calendar days after the later of: (i) the entry of an order from the Court preliminarily approving the settlement; or (ii) the date on which Plaintiffs’ Counsel provides sufficient written payment instructions to Defendants’ Counsel, and shall be immediately releasable upon entry of an order of the Court granting final approval of the settlement and approving the Fee and Expense Amount, notwithstanding any collateral attacks on any aspect of the Settlement, including without limitation, any objections or appeals. For avoidance of doubt, “sufficient written payment instructions” constitute all necessary payment details to accomplish payment of the Fee and Expense Amount by wire transfer, including payee name, payee mailing address, bank account number, name of bank, bank address, a Sort Code or ABA Routing Number, the currency of the account receiving the funds, wire transfer instructions, the Tax Identification Number, an executed Form W-9, and the contact information for an authorized representative who can verbally confirm the wire instructions.
3.Plaintiffs’ Counsel shall allocate the Fee and Expense Amount among themselves.
Plaintiffs’ Counsel agree that any disputes regarding the allocation of the Fee and Expense Amount among them shall be presented to and be mediated by the Mediator, and if mediation is unsuccessful, decided on a final, binding, non-appealable basis by the Mediator, on the terms and subject to the processes and procedures set forth by the Mediator in his sole discretion. The Mediator’s fees and costs for any such mediation and/or arbitration shall be borne solely by

Plaintiffs’ Counsel and shall be allocated by agreement or as finally determined by the Mediator. Settling Defendants and Defendants’ Counsel shall have no responsibility for the allocation or distribution of the Fee and Expense Amount amongst Plaintiffs’ Counsel.
4.Neither an award of attorneys’ fees and litigation expenses to Plaintiffs’ Counsel nor the payment of service awards to Plaintiffs is a necessary term of this Stipulation. Nor is it a condition of the Settlement embodied herein. The Court may consider and rule upon the fairness, reasonableness, and adequacy of the Settlement independently of the consideration of any award of attorneys’ fees and litigation expenses or any service awards to Plaintiffs, and the failure of the Court to approve any requested award of attorneys’ fees and litigation expenses or any service awards to Plaintiffs, in whole or in part, shall have no effect on the Settlement. Neither Plaintiffs nor Plaintiffs’ Counsel may cancel or terminate the Settlement based on this Court’s or any appellate court’s ruling with respect to attorneys’ fees and litigation expenses.
5.In the event the settlement is not approved, or is terminated, cancelled, or fails to become effective for any reason, including, without limitation, in the event the order and final judgment is reversed or vacated, within ten (10) business days after written notification is sent by Defendants’ Counsel, Plaintiffs’ Counsel shall refund the Fee and Expense Amount by wire transfer in accordance with the instructions to be provided by Defendants’ Counsel.
6.Plaintiffs may seek service awards for Plaintiffs Grobler, Burkart, Whitfield, and Castro in an amount not to exceed $4,000 each, to be paid out of the Fee and Expense Amount, in recognition of the time and effort each has contributed to the litigation. The Settling Defendants agree not to oppose the request for such service awards, in an amount not to exceed $4,000 each, for Plaintiffs. The approval of the Settlement is not conditioned upon the Court’s approval of any requested service awards.

5.Releases

1.Upon the Effective Date, as defined in Section V.6.1., Inotiv, Inotiv stockholders, or any Person acting on behalf of Inotiv and Plaintiffs (acting on their own behalf and/or derivatively on behalf of Inotiv) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged and dismissed with prejudice the Released Claims against the Released Persons and any and all causes of action or claims (including Unknown Claims) that have or could have been asserted in the Derivative Actions by Plaintiffs, Inotiv, or any Inotiv stockholder derivatively on behalf of Inotiv, or Inotiv against the Settling Defendants or the Released Persons arising out of, or relating to, the facts, transactions, events, matters, occurrences, acts, disclosures, statements, alleged omissions, or alleged failures asserted in the Derivative Actions. Nothing herein shall in any way impair or restrict the rights of any Settling Party or any other Released Person to enforce the terms of the Stipulation.
2.Upon the Effective Date, as defined in Section V.6.1., Plaintiffs, Inotiv, and all Inotiv stockholders, on behalf of themselves and each of their respective heirs, executors, trustees, administrators, predecessors, successors, and assigns, shall be deemed to have fully, finally, and forever waived, released, relinquished, discharged, and dismissed with prejudice each and every one of the Released Claims against each and every one of the Released Persons and shall be forever barred and enjoined from commencing, instituting, or prosecuting any of the Released Claims against any of the Released Persons or any action or other proceeding against any of the Released Persons arising out of, relating to, or in connection with the Released Claims, the Derivative Actions, or the filing, prosecution, defense, settlement, or resolution of the Derivative Actions.

3.Upon the Effective Date, as defined in Section V.6.1. each of the Released Persons and the Related Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiffs, Plaintiffs’ Counsel, and all Current Inotiv Stockholders (solely in their capacity as Inotiv stockholders) from all claims (including Unknown Claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
4.Notwithstanding paragraphs 1–3 above, nothing in the Stipulation or Judgment shall provide a release of any claims to enforce this Stipulation, the Settlement, or the Judgment or bar any action by any Settling Party to enforce the terms of the Stipulation, the Settlement, or the Judgment. In addition, nothing in paragraphs 1–3 herein is intended to release any rights to indemnification, insurance coverage, or advancement of expenses that any Released Person has or may have under any insurance policy, contract, bylaw, or charter provision, or under Indiana law, including but not limited to any rights any Released Person has or may have related to any pending or threatened civil or governmental proceedings.
6.Conditions of Settlement; Effect of Disapproval, Cancellation, or Termination

1.The Effective Date shall be conditioned on the occurrence of all of the following events:
a.Court approval of the Settlement and approval of the content and method of providing notice of the proposed Settlement to Current Inotiv Stockholders, and the subsequent dissemination of the notice to Current Inotiv Stockholders;
b.Court entry of the Judgment, in all material respects in the form set forth as Exhibit C annexed hereto, approving the Settlement and dismissing the Derivative

Actions with prejudice, without awarding costs to any party, except as provided herein; and
c.the passing of the date upon which the Judgment becomes Final.

2.If any of the conditions specified in Section V.6.1. are not met, then the Stipulation shall be cancelled and terminated subject to the provisions of this Section V.6.2., unless counsel for the Settling Parties mutually agree in writing to proceed with an alternative or modified Stipulation and submit it for Court approval. If for any reason the Effective Date does not occur, or if this Stipulation is terminated, cancelled, or otherwise fails to become effective for any reason:
a.the Settling Parties, Released Persons, and Related Persons shall be restored to their respective positions that existed immediately prior to the date of execution of the Stipulation;
b.all negotiations, proceedings, documents prepared, and statements made in connection with this Stipulation shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose (other than to enforce the terms remaining in effect) in any subsequent proceeding in the Derivative Actions or in any other action or proceeding; and
c.the terms and provisions of the Stipulation, including the Term Sheet—with the exception of the provisions of Section 8.4—shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose, and any judgment or orders entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.

3.No order of the Court or modification or reversal on appeal of any order of the Court concerning the amount of attorney’s fees, costs, expenses, and interest awarded by the Court to Plaintiffs’ Counsel shall constitute grounds for cancellation or termination of the Stipulation, affect the enforceability of the Stipulation, or delay or preclude the Judgment from becoming Final.
7.Bankruptcy

1.In the event any proceedings by or on behalf of Inotiv, whether voluntary or involuntary, are initiated under any chapter of the United States Bankruptcy Code, including any act of receivership, asset seizure, or similar federal or state law action (“Bankruptcy Proceedings”), the Settling Parties agree to use their reasonable best efforts to obtain all necessary orders, consents, releases, and approvals to effectuate this Stipulation in a timely and expeditious manner. By way of example only, the Settling Parties agree to cooperate in making applications and motions to the bankruptcy court, including, for relief from any stay, approval of the Settlement, authority to release funds, authority to release claims and indemnify officers and directors, and authority for the Court to enter all necessary orders and judgments, and any other actions reasonably necessary to effectuate the terms of the Settlement.
2.If any Bankruptcy Proceedings by or on behalf of Inotiv are initiated prior to the Court’s entry of an order approving the Fee and Expense Amount, the Settling Parties agree to seek an order from the bankruptcy court presiding over such Bankruptcy Proceedings: (i) either lifting the automatic stay for the limited purpose of authorizing payment of the Fee and Expense Amount, or finding that payment of the amount of the Fee and Expense Amount does not violate the automatic stay; and (ii) finding that the payment of the Fee and Expense Amount does not constitute utilization of estate proceeds and/or a preference, voidable transfer, fraudulent transfer, or similar transaction. In addition, in the event of any Bankruptcy Proceedings by or on behalf of

Inotiv, the Settling Parties agree that all dates and deadlines set forth herein will be extended for such periods of time as are necessary to obtain necessary orders, consents, releases, and approvals from the Bankruptcy Court to carry out the terms and conditions of this Stipulation.
8.Miscellaneous Provisions

1.The Settling Parties: (i) acknowledge that it is their intent to consummate the terms and conditions of this Stipulation; and (ii) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.
2.The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between Plaintiffs and Inotiv and Inotiv’s stockholders, on the one hand, and the Released Persons, on the other hand, arising out of, based upon or related to the Released Claims. The Settlement compromises claims that are contested and shall not be deemed an admission by any Settling Party or Related Person as to the merits of any claim, allegation, or defense. The Judgment shall contain a finding that during the course of the litigation, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all similar state law provisions. The Settling Parties further agree that the Released Claims are being settled voluntarily after consultation with competent legal counsel and under the guidance and supervision of the experienced Mediator.
3.Pending the Effective Date, the Settling Parties agree not to initiate any proceedings concerning the Released Claims other than those incident to the Settlement itself; provided, however, that Inotiv and the Settling Defendants may seek to prevent or stay any other action or claims brought seeking to assert any Released Claims.
4.Neither the Stipulation nor the Settlement, including any Exhibits attached hereto, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the

Settlement: (i) is or may be deemed to be or may be offered, attempted to be offered or used in any way as a concession, admission, or evidence of the validity of any Released Claims, or of any fault, wrongdoing, or liability of the Released Persons or Inotiv; or (ii) is or may be deemed to be or may be used as a presumption, admission, or evidence of, any liability, fault, or omission of any of the Released Persons or Inotiv in any civil, criminal, administrative, or other proceeding in any court, administrative agency, tribunal, or other forum. Neither this Stipulation nor the Settlement shall be admissible in any proceeding for any purpose, except to enforce the terms of the Settlement, and except that the Released Persons may file or use the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, standing, judgment bar, or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.
5.All agreements made and orders entered during the course of the Derivative Actions relating to the confidentiality of information or sealing of documents shall survive this Stipulation and the Judgment.
6.All Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
7.This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.
8.This Stipulation shall be deemed to have been drafted equally by all the Settling

Parties.

9.In the event there exists a conflict or inconsistency between the terms of this Stipulation and the terms of any Exhibit hereto, the terms of the Stipulation shall prevail.

10.This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any Settling Party concerning the Stipulation and/or any of its Exhibits, other than the representations, warranties, and covenants contained and memorialized in such documents. The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Actions and no parole or other evidence may be offered to explain, construe, contradict, or clarify its terms, the intent of the Settling Parties or their counsel, or the circumstances under which the Stipulation was made or executed. It is understood by the Settling Parties that, except for matters expressly represented herein, the facts or law with respect to which this Stipulation is entered into may turn out to be other than or different from the facts now known to each party or believed by such party to be true; each party therefore expressly assumes the risk of facts or law turning out to be different, and agrees that this Stipulation shall be in all respects effective and not subject to termination by reason of any such different facts or law.
11.Each of the Settling Defendants, and Inotiv, expressly denies and continues to deny all allegations of wrongdoing, liability, or damages against himself, herself, or itself arising out of any conduct, statements, acts, or omissions alleged, or which could have been alleged, in the Derivative Actions. The existence of the provisions contained in this Stipulation shall not be deemed to prejudice in any way the respective positions of the Settling Parties with respect to the Derivative Actions, shall not be deemed a presumption, a concession, or admission by any of the Settling Parties of any fault, liability, or wrongdoing as to any facts, claims, or defenses that have been or might have been alleged or asserted in the Derivative Actions or with respect to any of the claims settled in the Derivative Actions, or any other action or proceeding, and shall not be interpreted, construed, deemed, invoked, offered, or received in evidence or otherwise used by any person in the Derivative Actions, or in any other action or proceeding, except for any litigation or judicial proceeding arising out of or relating to this Stipulation or the Settlement whether civil, criminal, or administrative, for any purpose other than as provided expressly herein.
12.The Stipulation and the Settlement shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties, the Released Persons, and the Releasing Persons, including any corporation or other entity into or with which any Settling Party merges, consolidates, or reorganizes. The Settling Parties agree that this Stipulation will run to their respective successors-in-interest, heirs, spouses, marital communities, executors, administrators, trustees in bankruptcy, and legal representatives and they further agree that any planned, proposed, or actual sale, or change-in-control of Inotiv shall not void this Stipulation; provided, however, that if the Company’s stock is no longer publicly traded in the future, the corporate governance measures shall no longer apply. The Settling Parties further agree that, in the event of a planned, proposed, or actual sale, merger, or change-in-control of Inotiv, they will continue to seek final approval of this Stipulation expeditiously, including, but not limited to, the Settlement terms reflected in this Stipulation and the Fee and Expense Amount.
13.Except as otherwise expressly provided herein, all parties, including all Settling Defendants, their counsel, Inotiv and its counsel, and Plaintiffs, Plaintiffs’ Counsel, and Liaison Counsel shall bear their own fees, costs, and expenses.
14.Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.
15.Plaintiffs represent and warrant they have not assigned or transferred, or attempted to assign or transfer, to any Person any Released Claim or any portion thereof or interest therein.

16.No representations, warranties, or inducements have been made to any of the Settling Parties concerning this Stipulation or its exhibits other than the representations, warranties, and covenants contained and memorialized in such documents.
17.Each counsel or other Person executing this Stipulation or any of its Exhibits on behalf of any party hereto hereby warrants that such Person has the full authority to do so.
18.Any failure by any party to this Stipulation to insist upon the strict performance by any other party of any of the provisions of the Stipulation shall not be deemed a waiver of any of the provisions, and such party, notwithstanding such failure, shall have the right thereafter to insist upon the strict performance of any and all of the provisions of the Stipulation to be performed by such other party.
19.The Stipulation and Exhibits may be executed in one or more counterparts. A faxed or pdf signature shall be deemed an original signature for purposes of this Stipulation. All executed counterparts including facsimile and/or pdf counterparts shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.
20.Without affecting the finality of the Judgment entered in accordance with this Stipulation, the Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation and the Judgment, and the Settling Parties hereto submit to the jurisdiction of the Court for purposes of implementing and enforcing the Settlement embodied in the Stipulation and the Judgment and for matters arising out of, concerning, or relating thereto. In the event that a dispute rises between any of the Settling Parties and/or Released Persons concerning compliance with any term of this Stipulation, the Settling Parties agree that such dispute shall be mediated in good faith before, and finally resolved by, the Mediator.

21.Nothing in this Stipulation, or the negotiations relating thereto, is intended or shall be deemed to constitute a waiver of any applicable privilege or immunity, including without limitation the attorney-client privilege, the joint defense privilege, or work product protection.
22.This Stipulation and the Exhibits hereto shall be considered to have been negotiated, executed, and delivered, and to be wholly performed, in the State of Indiana, and the rights and obligations of the Settling Parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal substantive laws of the State of Indiana without giving effect to Indiana’s choice-of-law principles.
IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed, by themselves and/or by their duly authorized attorneys, dated December 18, 2025.

THE ROSEN LAW FIRM, P.A.

  /s/ Erica L. Stone
Erica L. Stone (pro hac vice)
Phillip Kim
275 Madison Avenue, 40th Floor
New York, NY 10016
Tel: (212) 686-1060
Fax: (212) 202-3827
Email: estone@rosenlegal.com
Email: philkim@rosenlegal.com
Co-Lead Counsel in Federal Derivative Action and Counsel for Plaintiff Sergio Grobler

KATTEN MUCHIN ROSENMAN LLP

         /s/ Michael J. Diver
Michael J. Diver (pro hac vice)
Michael J. Lohnes (pro hac vice)
Bora Nieds (pro hac vice)
525 West Monroe Street
Chicago, IL 60661
Tel.: (312) 902-5200
Fax: (312) 902-1061
Email: michael.diver@katten.com
Email: michael.lohnes@katten.com
Email: bora.nieds@katten.com
Sarah L. Eichenberger (pro hac vice)
50 Rockefeller Plaza
New York, NY 10020
Email: sarah.eichenberger@katten.com

Counsel for Inotiv and Settling Defendants

GLANCY PRONGAY & MURRAY LLP

  /s/ Benjamin I. Sachs-Michaels

Matthew M. Houston
Benjamin I. Sachs-Michaels
745 Fifth Avenue, Fifth Floor
New York, NY 10151
Tel.: (212) 935-7400
Fax: (212) 756-3630
Email: mhouston@ glancylaw.com
Email: bsachsmichaels@glancylaw.com
Co-Lead Counsel in Federal Derivative Action and Counsel for Plaintiff William Noble Burkhart

FROST BROWN TODD LLC

     /s/ Darren A. Craig
Darren A. Craig, Atty. No. 25534-49
111 Monument Circle, Suite 4500
Indianapolis, IN 46204
Tel.: (317) 237-3800
Fax: (317) 237-3900
Email: dcraig@fbtlaw.com
Counsel for Defendants

JOHNSON FISTEL, PLLP

  /s/ Michael I. Fistel Jr.
Michael I. Fistel, Jr.
Mary Ellen Conner
40 Powder Springs Street
Marietta, GA 30064
Tel.: (470) 632-6000
Fax: (619) 363-8326
Email: michaelf@johnsonfistel.com
Email: maryellenc@johnsonfistel.com

Co-Lead Counsel in State Derivative Action and Counsel for Plaintiff Michael Castro

RIGRODSKY LAW, P.A.

  /s/ Timothy J. MacFall

Timothy J. MacFall
825 East Gate Boulevard, Suite 300
Garden City, NY 11530
Tel.: (516) 683-3516
Email: tjm@rl-legal.com
Co-Lead Counsel in State Derivative Action and Counsel for Plaintiff Matthew Whitfield

EXHIBIT A

CONFIDENTIAL COMMUNICATION – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FED. RULE OF EVID. 408, AND ALL OTHER
APPLICABLE PRIVILEGES EXHIBIT A
CORPORATE GOVERNANCE MEASURES

Inotiv, Inc. (“Inotiv” or the “Company”) has implemented and/or shall implement the below corporate governance measures within sixty (60) days of the Effective Date of the Settlement and the measures referenced in paragraphs 2, 3 and 4 immediately below shall remain in effect for no less than five (5) years from the Effective Date of the Settlement (the “Commitment Term”), subject to modifications required by applicable law, regulation, or stock exchange rules or standards.
In addition, the Company shall acknowledge and agree, through a unanimous resolution of the Special Litigation Committee of its Board of Directors (“Board”), that the initiation and prosecution of the Derivative Actions and the litigation efforts of Plaintiffs and Plaintiffs’ Counsel were a material and substantial cause of: (i) the Company’s ability to resolve the related Securities Action within insurance policy limits and without any direct monetary contribution from the Company, as well as (ii) the corporate governance measures described below.
1.The Company’s D&O insurance carriers shall make payable to the Company the sum of
$2.49 million for the release of the derivative claims asserted in the Derivative Actions (the “Cash Payment”).
2.The Board shall pass a resolution formally separating the Chief Executive Officer and Chairperson functions, and requiring a fully independent, non-management Chairperson of the Board.

3.The Company shall institute an “M&A Playbook” that would describe, among other things, the due diligence procedures the Company would follow in connection with future mergers and acquisitions.

4.The Company shall institute a Disclosure Committee, which shall establish procedures and protocols designed to ensure that the Company’s significant financial statements, including those contained in SEC filings and material press releases, are reviewed by the appropriate parties for accuracy, integrity, and completeness. For avoidance of doubt, the Committee will oversee the issuance of all material, public-facing disclosures relating to Inotiv’s compliance with the DOJ monitorship.

The Company shall further acknowledge and agree, through a unanimous resolution of the Special Litigation Committee of its Board, that the pendency, prosecution, and settlement of the Derivative Actions and the litigation efforts of Plaintiffs and Plaintiffs’ Counsel were a material and substantial cause of the following recently implemented measures:

1.Revisions to the Charter of the Nominating and Corporate Governance Committee of the Board placing certain compliance oversight within the Committee’s purview, including:

CONFIDENTIAL COMMUNICATION – FOR SETTLEMENT PURPOSES ONLY – SUBJECT TO FED. RULE OF EVID. 408, AND ALL OTHER
APPLICABLE PRIVILEGES

•Oversight of the Company’s ethical compliance programs.
•Oversight of the Company’s compliance with legal and regulatory requirements (other than matters regarding financial compliance).
•Review of correspondence with regulators and governmental agencies raising issues with the Company’s compliance with legal and regulatory requirements related to the Company’s business activities.
•Discussion with advisors regarding matters that may have a material impact on the Company’s non-financial compliance policies and procedures.

2.The appointment of the following officers and directors, as defined under Section 16 of the Securities and Exchange Act of 1934 all of whom were appointed following the institution of the Derivative Actions:
•Terry Coelho (Director, appointed Oct. 2023)
•Mike Harrington (Director, appointed March 2024)
•David Landman (Director, appointed January 2023)
•Andrea Castetter (Executive Vice President - General Counsel, Corporate Secretary and Chief Compliance Officer, appointed October 2023)
•Brennan Freeman (Vice President – Finance & Corporate Controller, appointed October 2022)
•Jeff Krupp (Chief Human Resources Officer, appointed January 2023).